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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): June 1, 2001

                         NORTHWEST AIRLINES CORPORATION
                     (formerly Newbridge Parent Corporation)
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                                     0-23642
                            (Commission File Number)

                                   41-1905580
                        (IRS Employer Identification No.)

                  2700 LONE OAK PARKWAY, EAGAN MINNESOTA 55121
               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 726-2111
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7            EXHIBITS.

The documents listed below are filed as Exhibits with reference to the Registration Statement on Form S-3 (Registration No. 333-45314) (the "Registration Statement") of Northwest Airlines Corporation and Northwest Airlines, Inc. The Registration Statement, the Preliminary Prospectus Supplement, dated May 22, 2001 (filed with the Securities Exchange Commission pursuant to Rule 424(b) (2) on May 23, 2001), and the Prospectus Supplement, dated May 22, 2001 (filed with the Securities Exchange Commission pursuant to Rule 424(b) (2) on May 25, 2001), to the Prospectus, dated September 27, 2000, relate to the offering of Northwest Airlines, Inc.'s Pass Through Certificates, Series 2001-1.

1(a) Underwriting Agreement, dated May 22, 2001, by and among Northwest Airlines, Inc., Northwest Airlines Corporation, Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Morgan Stanley & Co. Incorporated and U.S. Bancorp Piper Jaffray Inc.

4(a) Pass Through Trust Agreement, dated as of June 3, 1999, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(1) Pass Through Trust Supplement No. 2001-lA-1, dated as of June 1, 2001, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(2) Pass Through Trust Supplement No. 2001-lA-2, dated as of June 1, 2001, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(3) Pass Through Trust Supplement No. 2001-lB, dated as of June 1, 2001, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(b)(4) Pass Through Trust Supplement No. 2001-1C, dated as of June 1, 2001, by and among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc., and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

4(c)(1) Revolving Credit Agreement (2001-1A-1), dated as of June 1, 2001, between State Street Bank and Trust Company, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider


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4(c)(2)           Revolving Credit Agreement (2001-1A-2), dated as of June 1,
                  2001, between State Street Bank and Trust Company, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

4(c)(3) Revolving Credit Agreement (2001-1B), dated as of June 1, 2001, between State Street Bank and Trust Company, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

4(c)(4) Revolving Credit Agreement (2000-1C), dated as of June 1, 2001, between State Street Bank and Trust Company, as Borrower, and Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider

4(d) Intercreditor Agreement, dated as of June 1, 2001, by and among State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Landesbank Hessen-Thuringen Girozentrale, as Liquidity Provider and State Street Bank and Trust Company, as Subordination Agent.

4(e)(1) Deposit Agreement (Class A-1), dated as of June 1, 2001, between Wells Fargo Bank Northwest, National Association, as Escrow Agent and ABN AMRO Bank N.V., as Depositary

4(e)(2) Deposit Agreement (Class A-2), dated as of June 1, 2001, between Wells Fargo Bank Northwest, National Association, as Escrow Agent and ABN AMRO Bank N.V., as Depositary

4(e)(3) Deposit Agreement (Class B), dated as of June 1, 2001, between Wells Fargo Bank Northwest, National Association, as Escrow Agent and ABN AMRO Bank N.V., as Depositary

4(e)(4) Deposit Agreement (Class C), dated as of June 1, 2001, between Wells Fargo Bank Northwest, National Association, as Escrow Agent and ABN AMRO Bank N.V., as Depositary

4(f)(1) Escrow and Paying Agent Agreement (Class A-1), dated as of June 1, 2001 among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Morgan Stanley & Co. Incorporated and U.S. Bancorp Piper Jaffray Inc., as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent

4(f)(2) Escrow and Paying Agent Agreement (Class A-2), dated as of June 1, 2001 among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Morgan Stanley & Co. Incorporated and U.S. Bancorp Piper Jaffray Inc., as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent


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4(f)(3)           Escrow and Paying Agent Agreement (Class B), dated as of June
                  1, 2001 among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Morgan Stanley & Co. Incorporated and U.S. Bancorp Piper Jaffray Inc., as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent

4(f)(4) Escrow and Paying Agent Agreement (Class C), dated as of June 1, 2001 among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Salomon Smith Barney Inc., J.P. Morgan Securities Inc., Credit Suisse First Boston Corporation, Deutsche Banc Alex. Brown Inc., Morgan Stanley & Co. Incorporated and U.S. Bancorp Piper Jaffray Inc., as Underwriters, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, and State Street Bank and Trust Company, as Paying Agent

4(g) Note Purchase Agreement, dated as of June 1, 2001, among Northwest Airlines, Inc., State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, State Street Bank and Trust Company, as Subordination Agent, Wells Fargo Bank Northwest, National Association, as Escrow Agent, and State Street Bank and Trust Company, as Paying Agent

99(a) Participation Agreement [NW __], dated as of [________], among Northwest Airlines, Inc. as Lessee, Northwest Airlines Corporation, as Guarantor, the Owner Participant named therein, as Owner Participant, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee, Wells Fargo Bank Northwest, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Subordination Agent and Indenture Trustee

99(b) Lease Agreement [NW __], dated as of [________], between Wells Fargo Bank Northwest, National Association, as Owner Trustee, and Northwest Airlines, Inc., as Lessee

99(c) Trust Indenture and Security Agreement [NW __], dated as of [________], between Wells Fargo Bank Northwest, National Association, as Owner Trustee, and State Street Bank and Trust Company, as Indenture Trustee

99(d) Purchase Agreement Assignment [NW __], dated as of, [________], between Northwest Airlines, Inc., as Assignor, and Wells Fargo Bank Northwest, National Association, as Assignee

99(e) Purchase Agreement Assignment [NW __], dated as of, [________], between Northwest Airlines, Inc., as Assignor, and Wells Fargo Bank Northwest, National Association, as Assignee

99(f) Trust Agreement [NW __], dated as of [________], between [________], as Owner Participant, and Wells Fargo Bank Northwest, National Association, as Owner Trustee


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99(g)             Guarantee [NW __], dated as of [________], from Northwest
                  Airlines Corporation

99(h) Participation Agreement [NW __], dated as of [________], among Northwest Airlines, Inc., as Owner, Northwest Airlines Corporation, as Guarantor, State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee and State Street Bank and Trust Company, as Subordination Agent and Indenture Trustee

99(i) Trust Indenture and Security Agreement [NW __], dated as of [________], between Northwest Airlines, Inc., as Owner, and State Street Bank and Trust Company, as Indenture Trustee

99(j) Guarantee [NW __], dated as of [________], from Northwest Airlines Corporation

99(k)             Form of Closing Notice

99(l) Form of Trust Agreement, dated as of [__________], between Wilmington Trust Company, as Owner Trustee, and Northwest Airlines, Inc., as Beneficiary

99(m)             Form of Opinion of Richards, Layton & Finger

99(n)             Form of Opinion of Simpson Thacher & Bartlett

99(o) Form of Opinion of in-house counsel to Northwest Airlines Corporation and Northwest Airlines, Inc.

99(p)             Form of Opinion of Bingham Dana LLP

99(q) Form of Pass Through Trust Supplement No. 2001-1D, dated as of [__________], among Northwest Airlines Corporation, as Guarantor, Northwest Airlines, Inc. and State Street Bank and Trust Company of Connecticut, National Association, as Pass Through Trustee

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      NORTHWEST AIRLINES CORPORATION


Dated: August 14, 2001                By: /s/ Michael L. Miller
                                          --------------------------------
                                      Name:    Michael L. Miller
                                      Title:   Vice President, Law and Secretary


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